SEARCHLIGHT MINERALS

Unearthing Opportunities

Searchlight Minerals Corporation

Annual Shareholders Meeting

December 15, 2009


Unearthing Opportunities

Forward Looking Statements

This Presentation may contain, in addition to historical information, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this Presentation that are forward-looking statements are subject to various risks and uncertainties concerning the specific factors disclosed under the heading "Risk Factors" and elsewhere in the Company's periodic filings with the U.S. Securities and Exchange Commission. When used in this Presentation, the words such as "could," "plan", "estimate", "expect", "intend", "may", "potential", "should", and similar expressions, are forward-looking statements. The risk factors that could cause actual results to differ from these forward-looking statements include, but are not restricted to the Company's limited operating history, uncertainties about the availability of additional financing, geological or mechanical difficulties affecting the Company's planned geological work programs, uncertainty of estimates of mineralized material, operational risk, environmental risk, financial risk, currency risk, and other statements that are not historical facts as disclosed under the heading "Risk Factors" in the Company's Annual Report on Form 10-K filing with the SEC and elsewhere in the Company's periodic and other filings with securities regulators in the United States. Copies of the Company's periodic reports and such other filings are available on the SEC's website at http://www.sec.gov.

Presentation Outline

SEARCHLIGHT MINERALS

- Company Overview 4
- Core Management Team 6
- The Clarkdale Gold Project 7
- Location & Setting 8
- Mineral Inventory Estimate 9
- Metallurgy & Processing 10
- Project Business Plan 11
- Infrastructure 12
- Recent Start-Up Testing 13
- Plant Optimization & Challenges 14
- End Products & Marketing 15
- Permitting & Environmental 16
- Budget & Cash Management 17
- Searchlight Gold Project 18
- Corporate Focus 19
- Not a Typical Mining Project 20
- Summary 21
- Plant & Process Slide Show 22



Company Overview

SEARCHLIGHT MINERALS

- US focused exploration stage company engaged in the acquisition and exploration of mineral properties and slag reprocessing projects.
- Fast tracking gold exploration from two high value mineral properties in SW USA:
  - **Clarkdale Gold Project** – a reclamation project to recover precious and base metals from the reprocessing of slag produced from the smelting of copper ore mined at the United Verde Copper Mine in Jerome, Arizona
  - **Searchlight Gold Project** – a prospective exploration land package located in a proven gold camp in Searchlight, Nevada, adjacent to existing infrastructure.
- Established management and consulting team, with strong technical and financial credentials.
- Clarkdale the principal value driver, with near–term processing targeted from a fully drilled-up, defined slag pile showing high gold grades over large intervals.
- A Pre-Feasibility Study was completed based on extensive Project test work at a dedicated Pilot Plant in Phoenix, Arizona.
- The first Production Module is currently in the final stages of start-up and commissioning.
- Anticipated cash flow from Clarkdale will help facilitate the Company's dynamic growth strategy to acquire and explore significant, valuable mineral properties in North America.


Vancouver
Seattle
WASHINGTON
OREGON
IDAHO
NEVADA
Las Vegas
UTAH
ARIZONA
Phoenix

Company Overview

SEARCHLIGHT MINERALS

- The Company is incorporated in Nevada, listed on the OTC Bulletin Board (ticker: SRCH)
- The Company **has raised ~$60M to date** with private placements
  - 2005: raised initial ~$3M @ $0.25
  - 2006 raised another ~$1.75M, and warrant conversion for ~$5M @ $0.45 and $0.625 respectively
  - 2007: raised additional $22M @ $3.00
  - 2008: raised $12.5M, and warrant conversion for ~$2.8M @ $1.60 and $0.65 respectively
  - 2009: raised $15.1M @ 1.25

Capitalization (11/13/09)	
Shares Outstanding	118.8M
Free Float	73.1M
Fully Diluted	146.8M
Share Price (12/11/09)	$1.85
Market Cap (approx)	~$220M
Avg. Daily Volume (3 month)	165,000



2.80
2.60
2.40
2.20
2
1.80
1.60
2009
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
0.40M
0.20M
FROM:
TO:

Core Management Team

SEARCHLIGHT MINERALS

- **Ian R. McNeil – Chief Executive Officer, President and Director**

  CEO since 2005, Ian has been involved in starting a number of successful businesses and has experience from executive positions in both large and small companies. Previous to SMC, Ian was president of Nanominerals Corp., a private Nevada corporation in the business of precious metals exploration .

- **Carl S. Ager – Vice President, Secretary and Treasurer**

  Carl is a trained Engineering Geophysicist and has held presidencies and directorships with several Nevada corporations, including a consultancy to mineral exploration companies. Prior to this, Carl was an investment executive for Scotia McLeod, one of Canada's leading full-service brokerage firms.

- **Robert McDougal – Director**

  Bob is a Certified Public Accountant with over 35 years experience, many dealing with mining and mining -related clients, including public companies. He was a Director and Officer of GEXA Gold for 16 years and one of the founders of Millennium Mining. Bob served on the NV Society of CPA's Committee on Natural resources for 7 years, 4 years as chairman.

- **Martin Oring - Director**

  Marty has extensive experience as a member of management in several companies, including Prudential Securities, Chase Manhattan Corporation , and Mobil Corporation. Mr. Oring received a B.S. degree in mechanical engineering from the Carnegie Institute of Technology in 1966 and an M.B.A. degree from Columbia University in 1968.

- **Nanominerals/Dr. Charles A. Ager – Chief Technical Consultant**

  Dr. Ager performs the services for us in his authorized capacity with Nanominerals under our consulting arrangement with Nanominerals. Dr. Ager is a geophysical engineer with almost 40 years of international experience in mine discovery, production and finance. Since 1988, he has been the driving force behind the Nanominerals group of companies focused on the development and application of new technology in the exploitation of refractory gold deposits.

- **Dr. Richard F. Hewlett – Technical Manager**

  Dr. Hewlett is a highly experienced and forward-thinking geological and metallurgical engineer, combining an impressive academic background with decades of practical experience in ore reserve studies, mine planning/design, and mine management. For the past 15 years, Richard has been focused on working on new, environmentally friendly, metallurgical extraction methods.

The Clarkdale Slag Project

SEARCHLIGHT MINERALS

- A unique reclamation project to recover precious and base metals from the reprocessing of slag produced from the smelting of copper ore mined at the United Verde Copper Mine in Jerome, Arizona.
- The historic "Billion Dollar Copper Camp" in nearby Jerome, delivered high-grade sulphide ore to the Clarkdale smelter, which was one of the world's largest in the first half of the 20th Century.
- The silicate slag from smelting operations was systematically deposited into a homogenous pile, with significant amounts of gold and other valuable metals "locked up" in the slag material.
- Substantially higher metal prices and recent technological advances have enabled an economic reappraisal of the slag pile, which now represents a potentially valuable and near-term opportunity.
- A comprehensive drilling and sampling program has been completed. A dedicated pilot plant was run to conduct extensive processing and metallurgical test work. This was all incorporated in to a comprehensive Pre-Feasibility Report.
- A Production Module has been constructed and is currently in the final stages of start-up and commissioning. Preliminary internal results are similar to results shown in the pilot program.
- High in-situ gold/metal grades contribute to a Project with compelling potential economics.
- The slag pile and all associated land and infrastructure are held 100% by SMC. There are limited environmental issues and all relevant permits have been issued.


79
Au
Gold
196.96655
47
Ag
Silver
107.8682
29
Cu
Copper
63.546
30
Zn
Zinc
65.409
26
Fe
Iron
55.8457

Location & Setting

SEARCHLIGHT MINERALS

- The Project is located outside the town of Clarkdale, Arizona, 107 miles north of Phoenix, and is situated on 800+ acres of industrial zoned land. Clarkdale itself is a modest-sized town of some 8,000 residents, which was originally established as a "company town" to provide accommodations and services to the local historic copper smelting activities during the first half of the 20th Century
- The deposit occupies an area of approx. 45 acres, with reasonably consistent thickness of approximately 100 feet, and is located between the Verde River and an active railroad track


ARIZONA
Las Vegas
Clarkdale
Project Area
Phoenix



Mineral Inventory Estimate

SEARCHLIGHT MINERALS

- Mountain States R&D International (MSRDI) was retained by SMC to conduct a drilling /sampling and analysis program on the slag deposit under standard "chain of custody" (COC) protocol.
- A sequence of 18 sonic drill holes was carried out under COC on the deposit on regular spaced grid as illustrated right.
- In May 2007, Independent Mining Consultants (IMC) of Tucson, Arizona prepared a report for SMC of the tonnage and grade estimates of the Clarkdale slag pile, based on the MSRDI drill hole and bulk density data, as well as the topographic maps showing the present relief of the slag pile.


RIM OF PILE
TOE OF PILE
NORTHING
ROAD
EASTING
CLARKDALE SLAG PROJECT
DRILLING PROGRAM
N
SCALE
LEGEND

Slag Pile	Tons in Millions	Au (opt)	Ag (opt)	Cu (%)	Zn (%)	Fe (%)
East	19.86	0.50	0.10	0.34	2.47	33.18
West	0.34	0.39	0.07	0.22	1.70	31.30
Combined	**20.20**	**0.50**	**0.10**	**0.34**	**2.46**	**33.15**

Metallurgy & Processing

SEARCHLIGHT MINERALS

- The slag material occurs as an amorphous/nanocrystalline matrix of Fe-Silicate. Analysis by consultants confirms that the gold occurs as very fine particles (<0.1 micron) entombed within larger grains of Fe sulphides and/or carbon. The slag material is poorly consolidated and will be excavated by dozer/excavator.

- The Clarkdale slag pile has long been regarded as a unique slag pile, due to the high-grade nature of the original copper smelter feedstock, and the unsophisticated and therefore sub-optimal smelting process employed.

- In addition, three advances in technology, have helped unlock the in-situ value:
    1. Improved resolution and functionality of SEM/EDX analysis has allowed greater insight into the mineralogy of the Clarkdale slag;
    2. New vibratory, ceramic lined mill technology has been developed, capable of successfully grinding the abrasive Clarkdale slag with greatly improved cost efficiencies;
    3. Resin technology is now available to provide synthetic collectors to recover metals with high selectivity.

- The Company has developed a process flow sheet, that uses common, widely available industrial reagents (essentially a salt leach) and is expected to be zero discharge as it will recycle all water, with sale or disposal of all products off-site.

- Ongoing processing test work and plant optimization will finalize extraction rates for inclusion in a definitive Feasibility Study.



Project Business Plan

SEARCHLIGHT MINERALS

- Extensive processing research and test work has allowed the Company to design a phased, modular project business plan, which effectively establishes a step-wise path to full operating capacity, and so allows the Project to be systematically de-risked on a technical basis.
- All components were tested on a small scale, from the bench to pilot in a 2-ton per hour pilot plant with no black box technology, utilizing existing "off the shelf" equipment.
- The First Module was completed in Q1 2009 and is in start-up. The operation of this facility is proposed to fully prove the viability of the process flow sheet .
- Upon completion of a Feasibility Study and appropriate financing, subsequent modules will be installed and will be near identical in technology, scale and cost, largely mitigating completion and scale-up risk.





SLAG MATERIAL
Tramp Iron Separator
Initial Crushing & Screening
Loading & Transport
Module Building
GRINDING
Impact Mill
Vibratory Mill
LEACHING
1 2 3
6 Leach Tanks
4 5 6
EXTRACTION
Au - Ag Resin Columns
Pregnant Solution Tank
FILTERING
1
2 Filter Presses
2
Electrowinning Building
EXTRACTION
Cu
Cu
Solvent Extraction Circuits (SX)
Electrowinning Circuits (EW)
Zn
Zn
FILTERED BYPRODUCT "FERROSILICATES"
GOLD & SILVER LOADED RESINS
COPPER & ZINC METAL

Infrastructure

- The Project benefits significantly, both in terms of fast-tracking production and lowering entry costs, through the current availability of all services at the site, including site office, laboratory, road, rail, power, telephone, water and sewage infrastructure.
- Due to the nature of the grinding mills required for the Project, grinding will be modular using the largest available mills currently manufactured. Therefore, once the plant is running continuously, the majority of the Feasibility Study can be finished at the site with actual production.
- Over twelve acres of the site have been cleared and graded in anticipation of quickly moving to the larger 2,000 ton-per-day production facility.





Recent Start-Up Testing

SEARCHLIGHT MINERALS

- Since early 2009, over 125 batch and/or continuous runs of up to 16 hours have been completed through the Crushing/Grinding circuit at the initial production module.
- Data and results from the Production Module have steadily improved to the point where precious and base metal values are being liberated at favorable rates.
- Lab assays from the wet milled slag now approximate 0.40 ounces of gold per ton. These internal results are in line with management's expectations, based on MSRDI's sampling and assaying results.



MSRDI's COC – 750lb Bulk Sample Results

Sample	Composite Detail	Gold Au (Opt)*	Silver Ag (Opt)*	Copper Cu (%)	Zinc Zn (%)	Iron Fe (%)
SS1B-1	Surface Bulk Sample	0.361	0.285	0.36	3.00	33.8
SS1B-2	Surface Bulk Sample	0.422	ND**	0.35	2.80	30.4
SS1B-3	Surface Bulk Sample	0.428	ND**	0.33	2.90	30.4
SS1B-4	Surface Bulk Sample	0.444	ND**	0.36	2.80	29.8
SS1B-5	Surface Bulk Sample	0.434	ND**	0.34	2.90	30.6
Average		**0.42**	**0.06**	**0.35**	**2.88**	**31.0**

*opt (ounces per ton) **(none detected)

Plant Optimization & Challenges

SEARCHLIGHT MINERALS

- **Optimizing the Plant**
  - Assays out of mill approximate 0.40 opt Au
  - Bulk runs from 36, 16-foot trenches across entire pile
  - 200+ runs through plant (up to 16 hrs continuous)
  - Milled 100's of tons of material, generating large data set
  - Trained crew of operators (multiple shifts)
- **Challenges Experienced**
  - Throughput of vibratory mill (over/under grinding)
    - Changing grinding/milling parameters to solve problem
  - Carbon associated with Au inhibiting extraction from leach
    - Tweaking leach to chemically attack carbon
    - Sourcing resins to accommodate gold carbon complex
  - Abrasion and wear on primary crushing equipment
    - Blasting in pit, testing different alloys and ceramics, and potential replacement primary crushers
  - **Currently focused on optimizing the leach to the grind, finding "sweet spot" for metal liberation and finalizing resin extraction circuit**



End Products & Marketing

SEARCHLIGHT MINERALS

- The principal Project revenues are expected to be derived from the gold contained within the slag material which, after the ion exchange processing, will be loaded on resin beads.
- The loaded gold and silver resins will be shipped off-site to third-party refiners, where the final precious metals will be smelted to doré and further electro-refined refining.
- The processing circuit will also include the electrowinnning of copper and zinc metal, to produce a modest amount of copper and zinc. A liquid market exists for the sale of such products.
- In addition, no value has been credited to the benign by-product produced by the project, which is intended to be sold to end-users as cement additive. Interest has already been shown by local cement producers







Permitting & Environmental

SEARCHLIGHT MINERALS

- The Clarkdale Slag Project represents a reclamation operation, whereby a 20 million ton slag pile of silicate smelter slag will be excavated and processed into saleable or largely inert products, to be either sold or removed from the site completely (e.g. silicate tails sold to local cement factory).
- A Conditional Use Permit for full-scale Project operations of up to 2,000 tons per day (tpd) has been obtained from the Town of Clarkdale
- SMC has completed a Class II Environmental Application with the Arizona Department of Environmental Quality (ADEQ) for quarrying and metals recovery operations – key issues involve any potential impacts on water and air quality.
- No environmental contaminants are known at site, as most deleterious elements from the original sulphide ore have either been passed into historic sale products, or lost through the smelter smoke stacks more than 50 years ago


WHOLESALE

Budget & Cash Management

SEARCHLIGHT MINERALS

- The large capital expenditures for preparing the site, constructing the building and buying/installing the equipment have been paid for. Currently, the monthly **burn rate is roughly $600K/month** in operating expenses.

- The Company is solely focused on supporting the team at Clarkdale to get the plant to production. All resources are being focused in this regard. To be conservative, **no production revenue from sale of metals has been allocated** or accounted for in the budgeting process.

- Funds have been budgeted for additional long-term site preparation (for expansion to 2,000 tpd), bankable feasibility study and minor work on the Company's longer-term exploration Project (the Searchlight Gold Project).

Finances	
Cash (11/30/09)	$13,690,000
Long-Term Debt	$0
Stockholders Equity (09/30/09)	$110,723,821
Burn Rate (approx)	$600,000 / Month

12 Month Cash Requirements	$ M	$ M
Clarkdale Gold Project		**$ 5.5**
Phase I – Operating Expenses	$ 3.5	
Technical Consulting Services	$ 1.0	
Phase II – Feasibility & Expansion Prep	$ 1.0	
Searchlight Gold Project		**$ 0.5**
Permitting & Drilling Program	$ 0.5	
General Administration		**$ 3.0**
Administrative	$ 1.5	
Legal & Accounting	$ 1.5	
Total Estimated Budget		**$ 9.0**

Searchlight Gold Project

SEARCHLIGHT MINERALS

- **Project Overview**
  - Early exploration project involving a 3,200 acre property in southern Nevada
  - Completed multiple metallurgical programs (2005-06) on surface samples on the property showing good potential
  - Preparing to execute 18 hole drill program in September 2007 when the Bureau of Land Management (BLM) suspended the drilling permits (Plan of Operations) due to a dispute with a former Director
  - Over the past 24 months, the Company worked with the BLM on the permitting issues
  - On December 3, 2009, the Company received conditional approval from the BLM for a new Plan of Operations which includes permits for 18 drill-holes on the project area.
  - The Company is currently planning the drilling program for 2010


79
Au
Gold
196.96655
47
Ag
Silver
107.8682


WELCOME TO
SEARCHLIGHT
NEVADA

Corporate Focus

SEARCHLIGHT MINERALS

- **Progressing the Clarkdale Project**
  - Complete optimization of Au/Ag circuit
  - Start-up base metal circuit
  - Full operation of production module (continuous)
  - Complete feasibility study
  - Expand to full production
- **Maturing Searchlight Minerals Corporately**
  - Manage cash effectively
  - Line up project financing for expansion
  - Add to management team and Board of Directors
  - Look to larger exchange listing
  - Further progress Searchlight Gold Project





Not A Typical Mining Project

SEARCHLIGHT MINERALS

STANDARD MINING PROJECT HURDLES

Discover Sizeable Resource	Prove Ore Reserves	Complete Feasibility	Acquire Permits	Establish Infrastructure and Access	Build and Start-Up Mine



CLARKDALE SLAG PROJECT

Have ~ 20M tons of material	Completed 18 drill holes 1780 feet	Operated Scaleable Pilot Plant	Secured Use Permit for 2K/day	All Major Utilities Available	No Complex Pre-Mining Required
On surface - Very Homogenous	Completed Bulk Leaches	Completed Internal Pre-Feasibility	Received Air Quality Permit	On 800 Acres of Industrial Land	Simple Material Movement
No need for Geologic Model	Mineral Inventory Completed	Starting-Up 1st Production Module	Working on Expansion Permitting	Near City & Rail Access on Property	No Tailings Facility Required

Summary

SEARCHLIGHT MINERALS

- SMC is a dynamic, exploration stage company engaged in the acquisition and exploration of mineral properties and slag reprocessing projects in the US.
- The Clarkdale Slag Project, located in Clarkdale, AZ with existing infrastructure, is a reclamation project to recover precious and base metals from the reprocessing of slag material.
- The Project is 100% owned by SMC, which has **received environmental permitting** and completed construction of First Production Module.
- The Company has assembled a management and consulting team with the requisite **financial and technical expertise** to deliver the Project successfully.
- A phased, modular Project business plan establishes a step-wise path to full operating capacity, allowing the Project to become **systematically de-risked technically**.



SEARCHLIGHT MINERALS

Unearthing Opportunities

Plant and Process Slide Show

Plant & Process Slideshow

SEARCHLIGHT MINERALS

The process flow sheet is comprised of four major activities (see right):

- Grinding
- Leaching
- Filtering
- Extraction

The following slides provide a brief description and photos of the steps in the process and the facilities on site



SLAG MATERIAL
Tramp Iron Separator
Initial Crushing & Screening
Loading & Transport
Module Building
GRINDING
Impact Mill
Add Water
Vibratory Mill
Add Water & Leach Chemicals
LEACHING
1
2
3
6 Leach Tanks
4
5
6
EXTRACTION
Au - Ag Resin Columns
Pregnant Solution Tank
FILTERING
1
2 Filter Presses
2
Electrowinning Building
EXTRACTION
Cu
Cu
Solvent Extraction Circuits (SX)
Electrowinning Circuits (EW)
Zn
Zn
FILTERED BYPRODUCT "FERROSILICATES"
Stored and/or Sold to Market
GOLD & SILVER LOADED RESINS
Sold to Refinery
COPPER & ZINC METAL
Sold to Refinery/Market

Processing Building

SEARCHLIGHT MINERALS





- Rehabilitation of World War I Era Building
- 26,000 square foot building on 3 floors
- Designed to run between 100-250 tons per day

Crushing: Screen or Jaw Crush

SEARCHLIGHT MINERALS

Slag is either screened off the pile or jaw crushed and then stockpiled







Grinding: Hopper Pit

SEARCHLIGHT MINERALS

Slag is moved from stockpile, loaded into hopper pit and fed on a weigh belt to control the feed rate to the mill







Grinding: Impact Mills & Screens

SEARCHLIGHT MINERALS

Slag is conveyed and run through impact mills (dry) and passed through screens, with any over-size material being re-run (consistent output)







Grinding: 50-Ton Vibratory Mill

SEARCHLIGHT MINERALS

Final stage of grinding is completed wet (with addition of water) in a large, ceramic-lined vibratory mill loaded with ceramic rods







Leaching: Cascading Leach Tanks

SEARCHLIGHT MINERALS

Slurry from vibratory mill is mixed with leach chemicals and water (halide leach) and fed through a series of leach tanks





Filtration: Two Press Filters

SEARCHLIGHT MINERALS

Filters separate the liquids and solids, with the pregnant solution (metal bearing) being pumped to the Ion Exchange (IX) circuit





Filtration: Catch Bins in Basement

SEARCHLIGHT MINERALS

Benign byproduct is washed in the filtration step, conveyed into bins and stored in holding facility on site







Extraction

SEARCHLIGHT MINERALS

Pregnant solution containing Au, Ag, Cu & Zn is run through a series of resin columns (highly selective collectors)

Au/Ag loaded resins are sold to refinery as a high value product

Cu/Zn solution is upgraded with solvent extraction (SX) and metal is further refined to solid metal in the electrowinning (EW) process







SX/EW Base Metal Extraction

SEARCHLIGHT MINERALS

Electrowinning is the final extraction step, using electrical current to plate solid Cu and Zn metal to be sold





Laboratory: On Site Analytical Ability

SEARCHLIGHT MINERALS

Fully equipped laboratory, including Inductively Coupled Plasma (ICP) Analyzer, Atomic Absorption (AA) Unit, and fire assay capabilities enables technical team to conduct immediate on-site analyses of leach results in order to further optimize the metals extraction process.


Thermo





SEARCHLIGHT MINERALS

Unearthing Opportunities